THE ALGER FUNDS

  SUPPLEMENT DATED SEPTEMBER 24, 2004 TO THE PROSPECTUS DATED FEBRUARY 28, 2004


This supplement amends the section of the Prospectus titled "Management and Organization - Portfolio Managers" as described below, and is in addition to any existing supplements of the Fund.

1. The biography of David Hyun is deleted, and Teresa McRoberts and Patrick Kelly are named as co-portfolio managers for Alger Capital Appreciation Fund. Ms. McRoberts continues as portfolio manager of Alger Health Sciences Fund. Mr. Kelly, CFA, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

     In addition, Dan C. Chung, President and Chief Investment Officer of the Manager, who had been co-portfolio manager of Alger LargeCap Growth Fund with Mr. Hyun, is named as sole portfolio manager for that Fund.

2. The biography of Alison Barbi is deleted from the Prospectus, and Steven Thumm is named as portfolio manager of Alger Money Market Fund and as a co-portfolio manager, with Kevin Collins, of Alger Balanced Fund. Mr. Thumm was previously a trader, portfolio manager of Alger Money Market Fund and co-portfolio manager of Alger Balanced Fund from February 1994 to February 2001. Mr. Thumm has been a senior trader with the Manager since February 2001, other than from June 2001 to September 2001 during which he was head of equity trading for JLF Asset Management.